1 Investor Presentation J.P. Morgan Healthcare Conference January 8, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to: 2023 financial guidance and other projections and forecasts. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including: Care Margin; Platform Contribution; Platform Contribution margin; Adjusted EBITDA; Adjusted EBITDA margin; Adjusted Net Income; Free Cash Flow and Net Cash Position. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in the financial schedules in the Appendix of this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.priviahealth.com or www.sec.gov. Management has not reconciled forward-looking non-GAAP measures to its most directly comparable GAAP measure of Gross Profit, Operating Income, Net Income, and Net cash provided by operating activities. This is because the Company cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. For these reasons, management is unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. Disclaimer

3 Privia Health: Unique Physician Alignment Model Proven, Full Solution Model with Experienced Executive and Physician Leaders Scalable Nationally for All Provider Types, Patients & Reimbursement Models Multiple Growth Drivers with Large Total Addressable Market (TAM) Highly Profitable, Capital-Efficient Profile Diverse & Balanced FFS and VBC Platform Across all Payers

Access to Largest Total Addressable Market Opportunity

Privia Succeeds Across Reimbursement Environments and Payment Models

~$1.9 trillion physician enablement market expected to grow at 6.4% CAGR


$322
$398
$114
$1,062
Medicare Advantage
Medicare FFS
Medicaid
Commercial

Significant untapped TAM:

- 4,105 Privia implemented providers out of ~1 million total providers in the U.S.
- 4.7 million patients out of U.S. population of 340 million

PRIVIA HEALTH

Sources: Privia Health. Kaiser Family Foundation, Nephron Research. "The Dawn of Physician Enablement: Defining Healthcare in the 2020s." January 20, 2021. Statista.

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5 Building One of the Largest Primary Care-Centric Delivery Networks* 1,000+ Care Center Locations 4,105 Implemented Providers (Excludes Privia Care Partners’ providers) 14 States (plus D.C.) * All data as of September 30, 2023, except for the definitive agreement to enter South Carolina that was announced November 3, 2023 4.7M+ Patients 1.09M Attributed Lives (Includes Privia Care Partners’ lives) Mid-Atlantic Tennessee Georgia Florida North Texas Gulf Coast California West Texas Montana 50+ Specialties on Platform Ohio North Carolina Delaware Connecticut Washington South Carolina 57 Provider NPS 98+% Gross Provider Retention (2022 - YTD 2023) 85 Patient NPS

6 Consistent, Replicable Strategy Across all Geographies Enter Market  Single-TIN multi- specialty medical group or comparable entity  Risk-bearing entity (Accountable Care Organization - ACO) / Privia Care Partners  Privia tech & services platform  Physician-led governance Organize Providers  Community physicians  Health systems  Clinically Integrated Networks (CINs)  Independent Physician Associations (IPAs) Other facility-based providers Drive Growth & Profitability  Fee-For-Service (FFS) and Value- Based Care (VBC) practice operations  Same-store growth  Value-added ancillary services (e.g. lab, imaging, clinical research, etc.) Transition at Scale to Value & Risk  Commercial MSSP Medicare / MA Medicaid

7 Enhanced fee-for-service contracts Delivering Demonstrable Value to Our Providers and Payers ✔ Large community-based, multi-specialty care delivery networks✔ Expense savings✔ Ability to perform across the spectrum of value-based care models “at-scale”✔ Collections improvement through robust revenue cycle management✔ Flexible value-based care strategy by geography as demographics evolve over time✔ Enhanced provider productivity ✔ Multi-year strategy to help community providers succeed and remain autonomous✔ Incremental value-based care revenue✔ Generating significant savings across populations: Commercial, Medicare and Medicaid ✔Organic same store practice growth✔ Value to Providers Value to Payers

8 23% Diversified Value-Based Platform Across Reimbursement Models 1 100+ At-Risk Payer Contracts 1.09 Million Total Attributed Lives 420K Government Lives 675K Commercial Lives 149K Medicare Advantage Lives 198K MSSP & MDPCP Lives 72K Medicaid Lives 1 All data estimated as of September 30, 2023. Any slight variations in totals due to rounding. % of Lives in Upside / Downside Risk as of 9/30/2023 0%71%

9 Privia Has Extensive Experience in Managing Risk “It’s Called Risk for a Reason” Managing the Transition to Risk Profitably Diversification ✓ 100+ contracts across risk spectrum ✓ Contractual protections in each program Robust Oversight ✓ Audit / Compliance ✓ Healthcare economics / Actuarial expertise Operational Execution ✓ Physician-led governance ✓ Clinical / performance operations capabilities ✓ Technology platform

10 Comprehensive Tech and Services Platform for All Providers Holistic solution eliminates need for providers to buy & integrate 30+ point solutions Significantly reduces administrative burden on providers, enabling them to focus on patient care

11 Case Study: Mid-Atlantic ➢ Established presence in Mid-Atlantic market in 2013 and drove rapid growth across platform ➢ Demonstrated power to enter market, expand provider density, and move to value based care Privia Growth1 ✓ ~590% growth in Implemented Providers ✓ ~190 to ~1,300 providers over eight years ✓ ~10% increase in market share ✓ 54% CAGR In Attributed Lives ✓ ~15,000 to ~468,000 lives over eight years ✓ $585M increase in annual FFS collections ✓ $628M in total shared savings generated (2014 through 2022) Provider Revenue Growth2 ✓ 20% increase in avg. same-store fee-for- service collections driven by: ✓ 4% increase in revenue per provider ✓ 16% expansion in provider base ✓ 118% increase in same-store value-based care provider revenue driven by: ✓ 102% increase In revenue per provider ✓ 16% expansion in provider base 1 From 2014 to 2022. 2 Cohort of Mid-Atlantic primary care providers who have been a part of Privia for at least five years.

12 Case Study: Physician Group ❑ Joined Privia in 2014 with these objectives: - Increase participation and improve performance in value based care programs - Implement a new provider compensation model - Hire new providers to offset retirement and attrition - Expand specialty capabilities, e.g. allergy, sports medicine and urgent care - Implement best-of-class technology and services platform - Improve branding ❑ Since 2014, Privia has helped to drive… +160% Increase in FFS collections (from $5.8M to $15.1M) +88% Increase in provider base (from 17 to 32 providers) +94% Increase in annual patient visit volume +35% Increase in per provider patient volume +24% Improvement in days accounts receivable Reoriented practice toward VBC (increased VBC revenue from $0.2M to $1.1M) 444 Key Takeaways 4440Objectives

13 The Privia Platform is Scaling Rapidly* Implemented Providers (as of year end) Attributed Lives (‘000s, as of year end) Platform Contribution ($mm)Care Margin ($mm) Practice Collections ($bn) Adjusted EBITDA ($mm) % Practice Collections 6% 6% 6% 7% 6% 6% % Care Margin 44% 42% 44% 45% 49% 49% 1% 2% 2% 3% 3% 3% 7% 11% 16% 17% 20% 21% * CAGR from 2018 to 2022

14 Reiterated FY’23 Guidance ($ in millions) Initial FY’23 Guidance at 2.28.23* Current FY’23 Guidance Low High Implemented Providers 4,050 4,150 Above High End Attributed Lives 1,050,000 1,150,000 Midpoint Practice Collections $ 2,700 $ 2,850 Midpoint GAAP Revenue $ 1,550 $ 1,650 Mid to High End Care Margin $ 350 $ 365 Mid to High End Platform Contribution $ 160 $ 168 Above High End Adjusted EBITDA $ 70 $ 74 Mid to High End * Any slight variations in percentages are due to rounding • Practice Collections guidance includes impact of paused capitated agreement previously announced • Adjusted EBITDA guidance includes ~$10M in start-up costs for new geographies and ACOs, and higher than initially forecasted our sales and marketing costs due to record in-market sales • Approximately 80-90% of Adjusted EBITDA expected to convert to free cash flow (defined as net cash provided by operating activities less capital expenditures) in FY 2023

15 Strong Balance Sheet and Capital Position (In millions) At 9.30.23 * At 12.31.22 Cash and cash equivalents $ 330.4 $ 348.0 Net cash received: MSSP shared savings less provider distribution $ 40.7 -- Less: Debt -- -- Net cash position 2 $ 371.1 $ 348.0 1 YTD pro forma Free Cash Flow is defined as Net cash provided by operating activities less capital expenditures (Purchases of property and equipment), plus Net cash received from the Medicare Shared Savings Program (MSSP) shared savings less provider distribution. 2 9/30/23 net cash position adjusted to reflect cash of approximately $91.2 million received in October 2023 from the Centers for Medicare and Medicaid Services (CMS) less approximately $50.5 million to be dispersed to providers. The cash received from CMS was payment for Privia Health’s portion of the shared savings generated in the 2022 performance year of the MSSP. ● No debt and ~$371M in pro forma net cash ● YTD pro forma Free Cash Flow of $57.3M 1 ● Fully diluted share count 124.9M (at 9.30.23)

16 APPENDIX

17 Reconciliation of Gross Profit to Care Margin a

18 Reconciliation of Gross Profit to Platform Contribution a 5

19 Reconciliation of Net Income (Loss) to Adjusted EBITDA a 6

20 Reconciliation of Net Income (Loss) to Adjusted Net Income Per Share a

21 Thank You! PriviaHealth.com Contact: Robert P. Borchert SVP, Investor & Corporate Communications robert.borchert@priviahealth.com Phone: 817.783.4841